Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

17.Income Taxes

Box Ships and certain of its subsidiaries are incorporated either in the Marshall Islands or Liberia and under the laws of the Marshall Islands and Liberia, are not subject to income taxes.

Two of the subsidiaries are incorporated in Hong Kong and their vessels are flying a Hong Kong flag. Pursuant to the relevant provisions of the Hong Kong Inland Revenue Ordinance, the related charter hire income should not be subject to Hong Kong profits tax since the vessels did not navigate solely or mainly within Hong Kong waters during 2012, 2013 and 2014.

For the years ended December 31, 2012, 2013 and 2014, the Company was not subject to United States federal income taxation in respect of income that is derived from the international operation of ships and the performance of services directly related as it qualified for the exemption of Section 883.